Investor presentation SEPTEMBER 2017 Exhibit 99.1

DISCLAIMER All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Kennedy Wilson Holdings, Inc. ("Kennedy Wilson" or "KW") and, to the extent required by the UK Takeover Code, the directors of KW accept sole responsibility for all information, opinions, estimates, valuations, projections and commentary contained in or based on this communication, including, without limitation, all financial and commercial information, opinions, estimates, valuations, projections and commentary relating directly or indirectly to Kennedy Wilson Europe Real Estate PLC ("Kennedy Wilson Europe" or "KWE") or its assets or liabilities or derived from or reflecting any information, opinion, estimate, valuation, projection, or commentary relating to KWE or its assets or liabilities (“KWE Information”).  No representation has been made, is made or will be made at any time by KWE or any of the directors of KWE (“KWE Directors”), and none of KWE or any of the KWE Directors have authorised anyone to represent, that KWE or any KWE Director has adopted or verified the accuracy, completeness, reasonableness or achievability of any KWE Information, that all or part of it is not misleading or that all or part of it complies with all or any applicable legal, regulatory or other requirements.  Accordingly, none of KWE nor any of the KWE Directors assumes any duty of care or other duty to KW, any holder of shares or other securities of KW or any other person or regulatory body in relation to the content of, or any omission from, any KWE Information and KWE and each of the KWE Directors expressly disclaims all and any responsibility for the accuracy or completeness of any KWE Information or for the KWE Information not being misleading in the context in which it used and/or complying with applicable legal, regulatory, accounting or other requirements.  None of KWE nor any of the KWE Directors owes any obligation, whether to KW, any holder of shares or other securities of KW or any other person or any regulatory body, to correct or update any KWE Information or accepts any liability, whether arising in tort, contract or otherwise, to any person or any regulatory body in connection with any reliance or expectation placed on any KWE Information or in connection with any KWE Information, or any matter derived from it, including, without limitation, in relation to any decision to vote or not to vote in relation to any matter or to acquire or not to acquire any securities or to dispose or not to dispose of any securities.

FORWARD-LOOKING STATEMENTS All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 This presentation contains “forward-looking” statements concerning future events and financial performance. These forward-looking statements are necessarily estimates reflecting the judgment of senior management of Kennedy Wilson based on current estimates, expectations, forecasts and projections and include comments that express current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of KW’s control, and involve known and unknown risks and uncertainties that could cause actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. No assurance can be given that the proposed acquisition described in this presentation (the “Transaction”) will occur on terms described herein or at all. In evaluating these statements, you should specifically consider the risks referred to in KW’s filings with the SEC, including KW’s Form 10-K, which are available on KW’s website and at www.sec.gov, including, but not limited to, the following factors: the occurrence of any event, change or other circumstance that could result in abandonment of the Transaction; the inability to complete the Transaction in a timely manner or at all; difficulties in successfully integrating the two companies following completion of the Transaction and the risk of not fully realizing expected synergies from the Transaction in the time frame expected or at all; the risk that the announcement and pendency of the Transaction disrupts current plans and operations, increases operating costs, results in management distraction or difficulties in establishing and maintaining relationships with third parties or makes employee retention and incentivization more difficult; the outcome of any legal proceedings that may be instituted against the companies in connection with the announcement and pendency of the Transaction; any limitations on the companies’ ability to operate their businesses during the pendency of the Transaction; disruptions in general economic and business conditions, particularly in geographies where the companies’ respective businesses may be concentrated; volatility and disruption of the capital and credit markets, higher interest rates, higher loan costs, less desirable loan terms and a reduction in the availability of mortgage loans, all of which could increase costs and could limit the companies’ ability to acquire additional real estate assets; continued high levels of, or increases in, unemployment and general slowdowns in commercial activity; the companies’ leverage and ability to refinance existing indebtedness or incur additional indebtedness; an increase in the companies’ debt service obligations; the companies’ ability to generate a sufficient amount of cash from operations to satisfy working capital requirements and to service their existing and future indebtedness; the companies’ ability to achieve improvements in operating efficiency; foreign currency fluctuations; adverse changes in the securities markets; the companies’ ability to retain their senior management and attract and retain qualified and experienced employees; the companies’ ability to retain major clients and renew related contracts; trends in use of large, full-service commercial real estate providers; changes in tax laws in the United States, Europe or Japan or other jurisdictions that reduce or eliminate deductions or other tax benefits the companies receive; the possibility that future acquisitions may not be available at favorable prices or upon advantageous terms and conditions; the companies’ ability to dispose of assets; and costs relating to the acquisition of assets the companies may acquire could be higher than anticipated. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by KW about its business including, without limitation, the factors discussed above. Except as required by law, Kennedy Wilson does not intend to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 This presentation may be deemed to be solicitation material in respect of a recommended offer by KW to acquire all of the outstanding shares (other than shares owned by KW or its subsidiaries or held in treasury) of KWE (the “Transaction”), including the issuance of shares of KW common stock in respect of the Transaction. On September 13, 2017, in connection with such proposed share issuance, KWH filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and commenced mailing the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed acquisition. To the extent KW effects the Transaction as a scheme of arrangement under Jersey law, the issuance of KW common stock in the Transaction would not be expected to require registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that KW determines to effect the Transaction pursuant to a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the shares that would be issued in such transaction. INVESTORS AND SECURITY HOLDERS OF KW ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT KW WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KW, THE PROPOSED ISSUANCE OF KW COMMON STOCK, AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed issuance of KW common stock and the Transaction (when they become available), and if required, the registration statement/prospectus and other documents filed by KW with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at KW’s website, www.KennedyWilson.com, or by contacting our Investor Relations department in writing at 151 S. El Camino Dr. Beverly Hills, CA 90212.   KW believes that KW, KWE, their respective directors and certain of KW’s executive officers may be deemed to be participants in the solicitation of proxies from KW stockholders with respect to the Transaction, including the proposed issuance of KW shares. Information about KW’s directors and executive officers and their ownership of KW shares and KWE shares or securities referencing KWE shares is provided in KW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 27, 2017, KW’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KW on Form 8-K on March 23, 2017. Information about the directors of KWE is provided in KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KW on Form 8-K on March 23, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, is provided in the proxy statement and other materials to be filed with the SEC in connection with the Transaction and issuance of shares of KW common stock. Non-gaap measures This presentation refers to certain non-GAAP measures including adjusted EBITDA and adjusted net income. You can find a description and other important information regarding adjusted EBITDA, adjusted net income and other non-GAAP financial measures used by KW in page 31 of this presentation.

Global real estate investment company with complementary services division Opportunistic investor seeking real estate investments with value-creation potential Regional expertise with local investment teams in select markets creates a competitive advantage Highly aligned management team with insider ownership2 of ~19% and decades of experience working together Performance: 28% IRR3,4 and 1.9x equity multiple3,4 to Kennedy Wilson on its completed real estate investments since going public in 2009 KENNEDY-WILSON HOLDINGS OVERVIEW¹ 1 Information as of June 30, 2017, unless otherwise noted. 2 Insider ownership includes executive officers and directors of KW’s stock. Not pro forma for transaction. 3 As defined in the “Definitions” section. 4 The IRR and equity multiple are returns to KW (including promoted interest and excluding management fees) for all real estate investments purchased and sold since becoming a listed company on the NYSE on November 13, 2009 to date, including loans converted to real estate. Kennedy Wilson Global Headquarters - Beverly Hills, CA 572 Employees 27 Global Offices Assets Under Management $18b

All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Note: Information as of June 30, 2017 unless otherwise stated. Percentages calculated based on investment account (book value of equity interest at share before accumulated depreciation and amortization); totals exclude cash and hedges. 1 NOI at share includes stabilized income-producing properties only. Includes KWE portfolio at current ownership interest. PORTFOLIO BUILT FROM ESTABLISHING PLATFORMS Our Portfolio Today Multifamily – 36% of portfolio 25,419 units; focus on the state of Washington, San Francisco Bay Area and Southern California Includes almost 1,500 units under development $152mm NOI at share1, 94% Western US Commercial – 43% of portfolio 28% Office, 14% Retail, 1% Industrial +441K sq. ft. under development $100mm NOI at share1; 48% Western US; 46% Ireland and UK Expertise In Creating Regional Platforms Japan 1994: Kennedy Wilson Japan office opens as a brokerage platform 1998: Launched acquisition platform in Japan and acquired Kawasaki Tech Center for ~$100mm 2002: IPO of Kennedy Wilson Japan on Tokyo Stock Exchange 2005: Established multifamily acquisition platform in Japan, eventually acquiring 2,410 units across 50 buildings, primarily located in Tokyo 2015: Sold Japanese multifamily portfolio, resulting in $64mm profit over life of investment State of Washington KW believes market fundamentals are attractive, including job growth from its diverse economy with many local Fortune 500 companies 2006: First investment in Washington Established local investment professionals with KW’s Seattle office Portfolio today: Includes almost 10,000 MF units and 1.5mm office sq. ft.

2016 KWE made £413mm of dispositions across 89 properties, achieving a 32% return on cost 2015 KWE made £1.1bn in acquisitions at a 7.1% yield on cost 2011 Acquired £1.4bn¹ UK loan portfolio from Bank of Ireland 37% IRR to KW2 Advised on Bank of Ireland’s €1.1bn recap 2012 Acquired first Dublin office asset for €15mm as a 50/50 JV 42% IRR to KW2 KW HAS A LONG AND SUCCESSFUL HISTORY IN EUROPE All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Beginning in 2011, KW acquired high quality European real estate from distressed owners and financial institutions at significant discounts to peak values KW’s contrarian approach has generated a 38% IRR to KW on European investments 1 Reported figures converted from USD to GBP at an exchange rate of 1.587 USD:GBP as of December 31, 2011, as stated in KW’s 4Q 2011 supplemental. 2 Returns to KW (including promoted interest and excluding management fees) for all real estate investments purchased and sold since becoming a listed company on the NYSE on November 13, 2009 through to June 30, 2017, including loans converted to real estate. Excludes KWE investments. 2014 £1.0bn IPO of KWE: 25% growth in NAV per share from June 2014 to June 2017

All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 Per International Monetary Fund. 2 Represents figure as of June 2017. 3 Market data as of September 8, 2017. 4 Per American Chamber of Commerce in Ireland. MARKET OPPORTUNITY 2 United Kingdom 2017: 2% projected growth, 2nd fastest in G71 4.4% unemployment (42 year low)² 0.99% current 10 year Government Bond Yield vs. 2.67% 10 year average3 KW’s outlook: Short term uncertainty due to Brexit Long term outlook remains attractive Ireland Fastest growing country in the Eurozone4 Gateway to Europe: >700 US companies based in Ireland4 9% / 8% YOY increase in Dublin office / apartment rents in Q2 KW’s outlook: Short term potential beneficiary due to Brexit Long term fundamentals remain attractive Historically Low Interest and FX Rates Historically Low Interest and FX Rates

Additional long-term upside from asset management, development and capital recycling High quality portfolio with long leases and a strong, well-diversified tenant base INTRODUCTION TO KWE’S PORTFOLIO All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Geographic Mix (% Carrying Equity Value of Property¹) KWE Portfolio Statistics £160mm ($208mm) topped-up NOI from 207 properties in 1H 2017 93.6% occupancy 7.4 / 9.3 years wtd. avg. lease term (to break / expiry) 7.8% “under-rented” across portfolio2 1H leases contracted at 13.1% ahead of previous passing rent +32% / +44% return on cost from disposals in 2016 / YTD 2017 Top tenants: Italian Govt., Bank of Ireland, Telegraph Media, KPMG, Carrefour, UK Govt., and BT4 Note: Unless otherwise stated, information as of June 30, 2017 and converted from GBP to USD at an exchange rate of 1.303 USD:GBP as of June 30, 2017. 1 Calculated based on investment account (book value of equity interest at share before accumulated depreciation and amortization); excludes cash and hedges. 2 YTD as of June 30, 2017, “Under-rented” refers to average difference between estimated rental value at market rates and actual rents. 3 Average increase on previously occupied space for commercial lease transactions completed during the quarter. 4 Based on topped up gross annual rent. 111 Buckingham Palace Rd London, England Baggot Plaza Dublin, Ireland 6 Lochside Avenue Edinburgh, Scotland Ireland: 27.0% 0.8mm sq. ft. office 0.5mm sq. ft. retail 523 residential units UK: 58.1% 2.6mm sq. ft. office 1.8mm sq. ft. retail 2.8mm sq. ft. industrial 294 residential. units Spain 9.3% 0.8mm sq. ft. retail Italy 5.6% 1.1mm sq. ft. office

Transaction Overview Consideration Merger of Kennedy Wilson Europe (KWE) with Kennedy Wilson (KW) KWE shareholders can elect either: Fixed exchange ratio of 0.667 KW shares for each KWE share (“Original Offer”) Fixed exchange ratio of 0.3854 plus £5.50 ($7.26) in cash¹ (“New Offer”) Mix and match facility available to KWE shareholders who elect the New Offer (subject to offsetting elections by other shareholders; will not include the KWE special distribution) Pro forma ownership of ~75% KW and ~25% KWE based on New Offer Dividends Closing Dividend, as defined in the 2.7 Announcement dated April 24, 2017, payable to KWE shareholders regardless of whether they elect the Original Offer or the New Offer Improved cash flow profile enhances potential future capital returns to shareholders post close KW’s Board intends to increase its first quarterly dividend following completion of the transaction by approximately 12% to $0.19 per share (which would equate to $0.76 on an annualized basis) Shareholder Support KWE shareholders representing ~34% of KWE shares entitled to vote have indicated that they will support the Merger Soros Fund Management (via Quantum Strategic Partners), Franklin Templeton and Värde KW shareholders representing ~31% of KW shares have indicated that they will support the Merger Fairfax Financial Holdings, Elkhorn Partners, all of KW’s directors and all of KW’s executive officers who hold KW shares Conditions Subject to customary closing conditions, including KW and KWE shareholder approval All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 Cash component consists of £3.00 ($3.96) to be paid by KW and £2.50 ($3.30) to be paid by KWE by means of a special distribution. Figures converted from converted from GBP to USD at an exchange rate of 1.3209 USD:GBP as of September 8, 2017.

Timeline to close All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Development 13 September, 2017 Final transaction documentation published UK scheme circular, UK prospectus, US proxy 10 October, 2017 KWE shareholder vote 12 October, 2017 KW shareholder vote 18 October, 2017 Court sanction hearing 20 October, 20171 Effective Date of the transaction By 10 January, 2018 Closing Dividend paid (3Q plus final dividend) ~£0.13 per KWE share if elect New Offer2 Paid in GBP on same date as KW’s 4Q dividend KW 4Q dividend paid $0.19 per KW share Former KWE shareholders who continue to hold their new KW shares also receive this payment 1 Current expected Effective Date. 2 Closing dividend under the Original Offer of ~£0.12 per KWE share. Amounts shown are for illustrative purposes only based on an expected effective date of the Scheme as at 20 October, 2017. Ultimate closing dividend will be calculated using the actual closing date of the transaction, and the exchange rate as of day prior to dividend payment date.

Strategic Rationale and Transaction Benefits Combination Creates a Leading Real Estate Investment and Asset Management Platform Enhanced Portfolio Diversification + Flexibility to Allocate Capital Strong Pro Forma Capital Structure to Support Growth Increased Cash Flows and Growing Dividend Continuity of Leadership Team with a Strong Track Record All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127

Enhanced Diversification & Flexibility to allocate capital All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Note: Information as of June 30, 2017. 1 Percentages calculated based on investment account (book value of equity interest at share before accumulated depreciation and amortization); totals exclude cash and hedges. 2 Percentages calculated based on NOI from stabilized income-producing properties only. Asset Class Geography Investment Approach Use balance sheet to hold properties with strong recurring cash flows for the long-term Take advantage of shorter-term opportunities via funds and partnerships with third party investors Continue to optimize portfolio and recycle capital to generate attractive risk adjusted returns Looking Ahead Key Segments Represent ~58% of Property NOI² Western US Multifamily – ~34% of total property NOI; focus on the state of Washington, San Francisco Bay Area and Southern California United Kingdom & Ireland Office – ~24% of total property NOI; focus on Dublin CBD and South East UK Initial Combined Group Portfolio (at share)¹

Over $1.5bn in value-add initiatives under development, with >$200mm of additional equity investment by KW expected to be made in the next 2-3 years LARGER DEVELOPMENT PIPELINE ACROSS MULTIPLE ASSET CLASSES TO INCREASE RECURRING INCOME All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 111 Buckingham Palace Road ~$20mm in estimated incremental NOI to KW from projects scheduled to be completed by YE 2018 . Capital Dock (Dublin) Acquired 111 BPR in November 2014 Completed the extension and refurbishment of the reception and Sky Lobby in November 2016 Completed KWE’s largest rent review in 1H 2017 with Telegraph Media Group and Regus, and a new five-year lease to Metalogix, delivering 20% growth over previous passing rents Mixed-use urban campus featuring 190 luxury residential units and 370,000 commercial sq. ft. Estimated completion date in 2018

~$98mm increase in operating cash flows from full ownership of KWE1 Pro forma: KW will have access to 100% of KWE’s property cash flows (~$126mm annualized post incremental debt service) Today: KW receives cash management fees and cash dividends from KWE (~$28mm annualized) Most of additional KWE cash flow goes straight to bottom line KW’s employees already manage the KWE portfolio KWE has no investment professionals Dividend increase KW’s Board intends to increase its first quarterly dividend following the completion of the transaction by ~12% to $0.19 per share Earnings accretion KW’s Board believes the combination will be accretive to adjusted net income per share immediately following completion2 All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 2016 Pro Forma Adjusted EBITDA Increase IN recurring Cash Flows 1 “Today” cash flows based on 1H 2017 annualized figure. “Pro forma” cash flows based on KWE’s estimated annualized NOI as of June 30, 2017, less annualized KWE 1H 2017 interest expense, less additional interest expense based on $350mm “day one” draw on KW’s line of credit. KW expect to repay drawn portion of line of credit via a combination of asset sales, free cash flow and/or debt financings. 2 No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to meant that adjusted earnings per share for KW, KWE or the Combined Group, as appropriate, for the current or future financial years would necessarily match or exceed the historical published adjusted net income per share for KW, KWE or the combined group, as appropriate. KW Dividend Over Time KW (at share) Unowned Share of KWE Combined Group (at share) $350mm $211mm $561mm

PRO FORMA liquidity & outlook under new offer All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 ¹ Metrics shown as of June 30, 2017, adjusted for cash payments under New Offer and estimated transaction costs of $50mm. Available cash & liquidity based on cash at share and KW’s undrawn line of credit. After closing, multiple levers to create additional dry powder to fund growth Development Increased Recurring Cash Flow ~$98mm of additional cash flow from full ownership of KWE (post incremental debt service) 84% of recurring NOI from wholly-owned assets 5 projects scheduled to be completed by YE 2018 ~$20mm in estimated incremental NOI to KW Asset Sales Continued execution of KW/KWE asset sale program Acceleration of sales for select properties ~$500mm additional asset sales targeted between July 2017 and July 2018; $476mm already sold or under contract Combined Group (At Closing)1 Available Cash & Liquidity Weighted Average Interest Rate / Debt Maturity S&P Credit Rating $658mm 3.5% / 5.5 Years TBD KW: BB- (Positive Watch) KWE: BBB (Negative Watch)

William J. McMorrow Chairman & CEO Kent Y. Mouton Executive Vice President & General Counsel Matt Windisch Executive Vice President Justin Enbody CFO In Ku Lee SVP and Deputy General Counsel Regina Finnegan Director of Global Risk Management Kurt Zech President of Multifamily Investments Nick Colonna President of Commercial Investments & Fund Management All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Europe Based US Based SAME LEADERSHIP TEAM WITH A STRONG TRACK RECORD 14% insider ownership of the Combined Group¹; minimal integration risk Mary L. Ricks President & CEO, KW Europe Fraser Kennedy Head of Finance, KW Europe Peter Collins COO, KW Europe Fiona D’Silva Head of Origination KW Europe Mike Pegler Head of Asset Management, KW Europe Alison Rohan Head of Ireland, KW Europe Gautam Doshi Senior Director, KW Europe Padmini Singla General Counsel, KW Europe No change of control clauses triggered; no material increase to G&A expense (executive bonuses are capped) 1 Based on New Offer.

COMBINATION Creates a leading real estate investment and asset management platform Kennedy Wilson Kennedy Wilson Europe Combined Group Market Capitalization $2.2bn $1.6bn $2.9bn Enterprise Value (at Share)1 $5.4bn $3.2bn $8.0bn # Properties2 169 (excl. KWE) 207 376 Weighted Average Ownership of Properties 40% 100% 64 % Wholly-Owned Property NOI $160mm $195mm $355mm Total Property NOI (at Share)3 $275mm $195mm $423mm All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Note: KWE market capitalization calculated using the “undisturbed” date as of April 21, 2017 and balance sheet and portfolio data as of June 30, 2017. KW figures include KWE at current ownership interest unless otherwise stated. Combined Group market capitalization and enterprise value based on New Offer exchange ratio of 0.3854x KW shares per KWE share and KW share price as of September 8, 2017. For these reasons, Combined Group figures will not equal the sum of KW and KWE figures for certain line items. 1 Enterprise value calculated as the sum of market capitalization and net debt at share. 2 Includes unstabilized properties and development projects. 3 Represents NOI for stabilized portfolio only, excluding loans.

RECENT TRANSACTIONS – Update to Capital recycling program All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Multifamily property acquired in Greater Portland, Oregon 1 Includes real estate acquisitions/dispositions by Kennedy Wilson and its equity partners from July 1, 2017 to September 13, 2017. 2 Includes dispositions that are under contract with nonrefundable deposits by Kennedy Wilson and its equity partners. There is no assurance that Kennedy Wilson will complete any of the pipeline transactions that are currently under contract. 3 The proceeds from some of these transactions are intended to be used to purchase certain real estate assets in the Western United States in tax deferred transactions under Section 1031 of the United States Internal Revenue Code.  $61 MILLION Estimated Net Cash to KW3 Since June 30, 2017 YTD as of June 30 Completed 1 Pipeline 2 Equity Invested / Proceeds from Sale to KW (since Jun-30) Acquisitions $706mm $159mm $77mm $87mm Dispositions 978mm 105mm 371mm $148mm Total Transactions $1,648mm $264mm $448mm

APPENDIX 111 Buckingham Palace Road London, England ~224,000 sq. ft. office

CASE STUDY: IRELAND PORTFOLIO All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 42% IRR to KW on realized Ireland investments¹ Background Key Metrics of the Combined Group KW’s Ireland portfolio grew out of the 2011 acquisition of Bank of Ireland Real Estate Investment Management Capitalized on an opportunity to acquire high quality European real estate at significant discounts to peak values The Combined Group will be a leading property company in Ireland, with a strong reputation in apartments Significant development portfolio provides additional upside Select Assets Capital Dock, Dublin (KW) Mespil Road, Dublin (KWE) Shelbutne Hotel, Dublin (KWE) Alliance, Dublin (KW) Shelbourne Hotel, Dublin (KW) Clancy Quay, Dublin (KW) Stillorgan, Dublin (KWE) # Properties (excl. loans) 36 Commercial Square Footage 2.1mm # Residential Units (incl. Development) 1,749 Multifamily Occupancy (Stabilized Portfolio) 95.2% Commercial Occupancy (Stabilized Portfolio) 96.4% Estimated Annualized NOI (Stabilized Portfolio; at Share) $77.8mm Note: Portfolio data as of June 30, 2017. All portfolio date includes unstabilized and development properties unless otherwise noted. Please see “definitions” on page 31 for a definition of “estimated annualized NOI” and a description of its limitations. 1 IRR to KW (including promoted interest and excluding management fees) for all Irish real estate investments purchased and sold since becoming a listed company on the NYSE on November 13, 2009 through to June 30, 2017, including loans converted to real estate. Excludes KWE investments.

CASE STUDY: MULTIFAMILY PORTFOLIO All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 37% IRR to KW on realized multifamily investments¹ Note: Portfolio data as of June 30, 2017. All portfolio date includes unstabilized and development properties unless otherwise noted. Please see “definitions” on page 31 for a definition of “same property” and “estimated annualized NOI” and a description of its limitations. 1 IRR to KW (including promoted interest and excluding management fees) for all multifamily real estate investments purchased and sold since becoming a listed company on the NYSE on November 13, 2009 through to June 30, 2017, including loans converted to real estate. Excludes KWE investments. 3 Pro forma for the transaction, including 100% of KWE’s multifamily portfolio. Additional upside from value-added asset management and significant development pipeline Background Key Metrics of the Combined Group KW pursues multifamily acquisition opportunities primarily in supply-constrained, infill markets, with a value-add strategy Since 2009, portfolio has grown from ~8,800 to ~25,500 units and average ownership has increased Portfolio is concentrated in select Western U.S. submarkets (~85% of units) Presence in UK and Ireland provides opportunity to apply asset management lessons learned from US portfolio to drive value 16 consecutive quarters of >6% y-o-y same property NOI growth Select Assets # Properties 101 # Units – Stabilized 23,499 # Units – Unstabilized & Development 1,920 Occupancy (Stabilized Portfolio) 94.8% Same Property NOI Growth (Q1 2017) 6.1% Est. Annualized NOI (Stabilized Portfolio; at Share) $159mm Carrying Equity Value of Property2 $760mm Weighted Average Ownership (Stabilized)2 59.3% Liffey Trust, Dublin, Ireland (KWE) Pioneer Point, London, UK (KWE) Harrington Square, Renton, WA (KW) Vintage Housing Holdings, Western US (KW) Espirit, Marina Del Ray, CA (KW) Clancy Quay, Dublin, Ireland (KW)

SELECT COMBINED GROUP DEVELOPMENT PROJECTS All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 KW KWE 1 Includes total investment account of the Combined Group unstabilized and development projects as of June 30, 2017. 2 Represents estimated peak capital date. ~$20mm in est. incremental NOI to KW from projects scheduled to be completed by YE 2018

Initial Combined Group Portfolio - NOI All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Asset Class (% Annualized NOI¹) Geography (% Annualized NOI¹) 1 Percentages calculated based on estimated annualized NOI at share as of June 30, 2017 from stabilized-income properties only. $423mm total property NOI at share (~$355mm wholly-owned) for the Combined Group

COMPONENTS OF VALUE OF THE COMBINED GROUP All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Note: The above key valuation metrics are provided to assist in the calculation of a sum-of-the-parts valuation of the Combined Group as of June 30, 2017. Please note that excluded above is the potential value of the company’s future promoted interest as well as the value of the company’s team and brand. A sum of the parts can be calculated by adding together the Combined Group’s share of the value of its investments and the value of its services business, and subtracting the value of its net liabilities. 1 Weighted average ownership figures for income-producing / stabilized properties are based on the Combined Group’s share of NOI and are presented on a pre-promote basis. Weighted average ownership figures for commercial-unstabilized, loans, residential, and other investments are based on the Combined Group’s investment account. 2 Please see “Definitions” for a definition of estimated annualized NOI and a description of its limitations. 3 As of June 30, 2017, pro forma for the transaction, based on the Combined Group’s weighted-average ownership. For unencumbered properties at KWE, KWE’s unsecured debt is allocated on a weighted-average basis based on KW Investment Account to give a better representation of KW’s equity exposure within KWE. 4 Corporate debt includes KW parent company level debt only (based on New Offer). KWE debt treated as investment debt.

PRO FORMA INVESTMENT SUMMARY FOR THE COMBINED GROUP All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 As of June 30, 2017. 2 Please see page 31 for a definition of estimated annualized NOI and a description of its limitations. 3 Debt represents 100% debt balance against properties as of June 30, 2017. For unencumbered properties at KWE, KWE’s unsecured debt is allocated on a weighted-average basis based on KW Investment Account to give a better representation of KW’s equity exposure within KWE. 4 Weighted average ownership figures based on the Company’s share of NOI and are presented on a pre-promote basis. 5 Estimated foreign exchange rates are €0.88 = $1 USD, ¥112 = $1 USD, and £0.77 = $1 USD, related to NOI and debt. 6 Represents properties that are either under development or undergoing lease up as part of our asset management strategy. Multifamily Portfolio ($ in millions) Combined Group Share Geography # of Properties # of Units Occupancy ¹ Estimated Annualized NOI ² Investment Debt ³ Ownership % 4 Investment Account (Net of Debt) Estimated Annualized NOI ² Investment Debt Western US 75 21,404 94.8% $ 238.8 $ 2,571.1 59.7% $ 575.2 $ 142.7 $ 1,545.6 Ireland 5 7 1,300 95.2% 21.8 261.0 73.2% 108.3 16.0 193.7 Japan 5 9 795 95.5% 7.2 149.5 5.0% 6.4 0.4 7.5 Total Stabilized 91 23,499 94.8% $ 267.8 $ 2,981.6 59.3% $ 689.9 $ 159.1 $ 1,746.8 Unstabilized 6 3 457 N/A N/A 118.2 82.2% 52.0 N/A 98.3 Total 94 23,956 94.8% $ 267.8 $ 3,099.8 54.5% $ 742.0 $ 159.1 $ 1,845.1 TRUE TRUE TRUE TRUE Development Vintage Housing Holdings 5 1,014 N/A N/A $ 38.7 41.7% $ 1.7 N/A $ 16.1 Clancy Quay / Capital Dock 2 449 N/A N/A 23.2 44.6% 16.5 N/A 9.9 Total Development 7 1,463 $ 61.9 44.3% $ 18.2 N/A $ 26.0 $ TRUE Pro Forma Total 101 25,419 $ 760.2

PRO FORMA INVESTMENT SUMMARY FOR THE COMBINED GROUP All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 As of June 30, 2017. 2 Please see page 31 for a definition of estimated annualized NOI and a description of its limitations. 3 Debt represents 100% debt balance against properties as of June 30, 2017. For unencumbered properties at KWE, KWE’s unsecured debt is allocated on a weighted-average basis based on KW Investment Account to give a better representation of KW’s equity exposure within KWE. 4 Weighted average ownership figures based on the Company’s share of NOI and are presented on a pre-promote basis. Weighted-average ownership figures for commercial unstabilized, loans, residential, and other investments are based on the Company's investment account. 5The information presented in this row for Western US commercial assets includes our corporate headquarters wholly owned by KW comprising 58,000 sq. ft., $34.5 million of debt, 100% occupancy, $3.0 million in annualized NOI and investment account balance of $41.3 million as of June 30, 2017. 6 Estimated foreign exchange rates are €0.88 = $1 USD and £0.77 = $1 USD, related to NOI and debt. 7 Represents properties that are either under development or undergoing lease up as part of our asset management strategy. Commercial Portfolio ($ in millions) Combined Group Share Geography # of Properties Rentable Sq Ft Occupancy ¹ Estimated Annualized NOI ² Investment Debt ³ Ownership % 4 Investment Account (Net of Debt) Estimated Annualized NOI ² Invesmtent Debt Western US 5 34 4.8 93.0% $ 92.0 $ 687.7 53.7% $ 336.8 $ 49.4 $ 388.2 Ireland 6 19 1.4 96.4% 49.6 484.9 92.2% 289.2 45.8 443.2 United Kingdom 6 168 8.8 92.1% 131.7 1,266.4 92.2% 826.2 121.6 1,178.8 Spain 6 15 0.8 91.7% 11.2 91.3 100.0% 111.8 11.2 91.3 Italy 6 9 1.1 100.0% 13.7 148.4 100.0% 81.9 13.7 148.4 Total Stabilized 245 16.9 93.2% $ 298.2 $ 2,678.7 81.0% $ 1,646.0 $ 241.7 $ 2,249.9 Unstabilized 7 14 2.0 64.2% N/A 208.5 61.5% 85.1 N/A 114.7 Total 259 18.9 $ 298.2 $ 2,887.2 $ 1,731.0 $ 2,364.6 TRUE Development Capital Dock / Kildare 2 0.4 N/A N/A $ 39.5 60.5% $ 29.4 N/A $ 16.8 Leisureplex / Puerta del Sol 2 0.1 N/A N/A 55.2 100.0% 26.5 N/A 13.1 Total Development 4 0.5 $ 94.7 $ 55.9 N/A $ 29.9 Pro Forma Total 263 19.4 $ 1,786.9 Commercial NOI by Category $ in millions Western US United Kingdom 6 Ireland 6 Spain 6 Italy 6 Total Office $ 37.0 $ 69.2 $ 32.8 $ 0.0 $ 13.7 $ 152.6 Retail 12.4 37.3 13.0 11.2 - 73.9 Industrial - 15.1 - - - 15.1 Total Commercial $ 49.4 $ 121.6 $ 45.8 $ 11.2 $ 13.7 $ 241.7

PRO FORMA INVESTMENT SUMMARY FOR THE COMBINED GROUP All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 Please see page 31 for a definition of estimated annualized NOI and a description of its limitations. 2 Debt represents 100% debt balance against properties as of June 30, 2017. For unencumbered properties at KWE, KWE’s unsecured debt is allocated on a weighted-average basis based on KW Investment Account to give a better representation of KW’s equity exposure within KWE. 3 Weighted average ownership figures based on the Company’s share of NOI and are presented on a pre-promote basis. Weighted average ownership figures for commercial-unstabilized, loans, residential, and other investments are based on the Company's investment account. 4 Estimated foreign exchange rates are €0.88 = $1 USD and £0.77 = $1 USD, related to NOI and debt. 5 Represents total number of loans at initial acquisition of respective pools. 6 Unpaid Principal Balance.

PRO FORMA INVESTMENT SUMMARY FOR THE COMBINED GROUP All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 1 Debt represents 100% debt balance against properties as of June 30, 2017. For unencumbered properties at KWE, KWE’s unsecured debt is allocated on a weighted-average basis based on KW Investment Account to give a better representation of KW’s equity exposure within KWE. 2 Ownership figures are presented on a weighted-average basis based on the Company’s investment account in each investment. 3 Estimated foreign exchange rates are €0.88 = $1 USD related to NOI and debt.

ILLUSTRATIVE TRANSACTION IMPACT OF NEW OFFER: Q2 2017 PRO FORMA All font should be Arial (Body) 190 208 224 0 63 114 238 116 33 191 191 191 127 127 127 Note: KW expect to repay drawn portion of revolving credit facility via a combination of asset, free cash flow and/or debt financings. Transaction adjustments include $50mm in transaction costs. 1 KWE debt treated as investment debt. Excludes $27.4 million of unamortized loan fees and unamortized net premium of $0.1 million attributable to KW, as of June 30, 2017. 2 Represents principal balance of senior notes. 3 Based on transaction exchange ratio of 0.3854x under the New Offer, excluding the 30.0mm KWE shares currently owned by KW less 0.5mm unvested RSUs held by KW on behalf of KW management which will vest in connection with the transaction.

Adjusted EBITDA: Represents Consolidated EBITDA, as defined below, adjusted to exclude share-based compensation expense and EBITDA attributable to noncontrolling interests. Our management uses Adjusted EBITDA to analyze our business because it adjusts our net income for items we believe do not accurately reflect the nature of our business going forward or that relate to non-cash compensation expense or noncontrolling interests. Such items may vary for different companies for reasons unrelated to overall operating performance. Additionally, we believe Adjusted EBITDA is useful to investors to assist them in getting a more accurate picture of our results from operations. However, Adjusted EBITDA is not a recognized measurement under GAAP and when analyzing our operating performance, readers should use Adjusted EBITDA in addition to, and not as an alternative for, net income as determined in accordance with GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Furthermore, Adjusted EBITDA is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not remove all non-cash items (such as acquisition-related gains) or consider certain cash requirements such as tax and debt service payments. The amount shown for Adjusted EBITDA also differs from the amount calculated under similarly titled definitions in our debt instruments, which are further adjusted to reflect certain other cash and non-cash charges and are used to determine compliance with financial covenants and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Adjusted Fees: Refers to KW’s gross investment management, property services and research fees adjusted to include fees eliminated in consolidation and KW’s share of fees in unconsolidated service businesses. Our management uses Adjusted fees to analyze our investment management and real estate services business because the measure removes required eliminations under GAAP for properties in which the Company provides services but also has an ownership interest. These eliminations understate he economic value of the investment management, property services and research fees and makes the Company comparable to other real estate companies that provide investment management and real estate services but do not have an ownership interest in the properties they manage. Our management believes that adjusting GAAP fees to reflect these amounts eliminated in consolidation presents a more holistic measure of the scope of our investment management and real estate services business. Adjusted Net Income: Represents net income before depreciation and amortization, our share of depreciation and amortization included in income from unconsolidated investments, share-based compensation and net income attributable to noncontrolling interests, before depreciation and amortization. Cap Rate: Represents the net operating income of an investment for the year preceding its acquisition or disposition, as applicable, divided by the purchase or sale price, as applicable. Cap rates set forth in this presentation only includes data from income-producing properties. We calculate cap rates based on information that is supplied to us during the acquisition diligence process. This information is often not audited or reviewed by independent accountants and may be presented in a manner that is different from similar information included in our financial statements prepared in accordance with GAAP. In addition, cap rates represent historical performance and are not a guarantee of future NOI. Properties for which a cap rate is provided may not continue to perform at that cap rate. Combined Group at Share: Represents the Combined Group’s share calculated using proportionate economic ownership of each asset in the portfolio. Consolidated EBITDA: Represents net income before noncontrolling interest income, interest expense, the Company’s share of interest expense included in income from investments in unconsolidated investments, depreciation and amortization, the Company’s share of depreciation and amortization included in income from unconsolidated investments, loss on early extinguishment of corporate debt and income taxes. Equity Multiple: Calculated by dividing the amount of total distributions received by KW from an investment (including any gains, return of equity invested by KW and promoted interests) by the amount of total contributions invested by KW in such investment. This metric does not take into account management fees, organizational fees, or other similar expenses, all of which in the aggregate may be substantial and lower the overall return to KW. Equity multiples represent historical performance and are not a guarantee of the future performance of investments. Estimated Annualized NOI: A property-level non-GAAP measure representing the estimated annualized net operating income from each property as of the date shown, inclusive of rent abatements (if applicable). The calculation excludes depreciation and amortization expense, and does not capture the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures, tenant improvements, and leasing commissions necessary to maintain the operating performance of our properties. Any of the enumerated items above could have a material effect on the performance of our properties. Estimated annualized NOI is not an indicator of the actual annual net operating income that the Company will or expects to realize in any period. Please also see the definition of "Net Operating Income" below. Investment Account: Refers to the consolidated investment account presented after noncontrolling interest on invested assets gross of accumulated depreciation and amortization. Investment Management and Real Estate Services Assets under Management ("IMRES AUM”): Generally refers to the properties and other assets with respect to which we provide (or participate in) oversight, investment management services and other advice, and which generally consist of real estate properties or loans, and investments in joint ventures. Our AUM is principally intended to reflect the extent of our presence in the real estate market, not the basis for determining our management fees. Our AUM consists of the total estimated fair value of the real estate properties and other real estate related assets either owned by third parties, wholly owned by us or held by joint ventures and other entities in which our sponsored funds or investment vehicles and client accounts have invested. Committed (but unfunded) capital from investors in our sponsored funds is not included in our AUM. The estimated value of development properties is included at estimated completion cost. IRR: Based on cumulative distributions to date on each investment and is the leveraged internal rate of return on equity invested in the investment. The IRR measures the return on KW's investment in each asset including promoted interests, expressed as a compound rate of interest over the entire investment period. This return does not take into account management fees, organizational fees, or other similar expenses, all of which in the aggregate may be substantial and lower the overall return to KW. IRR represents historical performance and is not a guarantee of the future performance of investments.  KW at Share: Represents KW’s share calculated using proportionate economic ownership of each asset in the portfolio, including KW’s 23.8% ownership in KWE as of June 30, 2017. Unless otherwise stated, KW ownership of KWE shown at 23.8% as of June 30, 2017. Net Operating Income: A non-GAAP measure representing the income produced by a property calculated by deducting operating expenses from operating revenues. Our management uses net operating income to assess and compare the performance of our properties and to estimate their fair value. Net operating income does not include the effects of depreciation or amortization or gains or losses from the sale of properties because the effects of those items do not necessarily represent the actual change in the value of our properties resulting from our value-add initiatives or changing market conditions. Our management believes that net operating income reflects the core revenues and costs of operating our properties and is better suited to evaluate trends in occupancy and lease rates. Same Property: Refers to properties in which Kennedy Wilson has an ownership interest during the entire span of both periods being compared. The same property information presented throughout this report is shown on a cash basis and excludes non-recurring expenses. This analysis excludes properties that are either under development or undergoing lease up as part of KW’s asset management strategy. DEFINITIONS

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